UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (date of earliest event reported): April 23, 2012

FIRST INTERSTATE BANCSYSTEM, INC.

(Exact name of registrant as specified in its charter)

Montana	001-34653	81-0331430
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File No.)	Identification No.)

401 North 31st Street, Billings, MT 59101

(Address of principal executive offices)

(406) 255-5390

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

Today, First Interstate BancSystem, Inc. (the “Registrant”) announced its intention to redeem $41,238,000 of its junior subordinated deferrable interest debentures maturing March 26, 2033 in the aggregate amount of $41,238,000 (“Subordinated Debentures”). Under the terms of the issuance, the redemption of the Subordinated Debentures will cause a mandatory redemption of 40,000 floating rate mandatorily redeemable capital trust preferred securities and all common securities issued by First Interstate Statutory Trust I, an unconsolidated subsidiary of the Registrant. The redemption is expected to occur on June 26, 2012.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 23, 2012

FIRST INTERSTATE BANCSYSTEM, INC.

By:	/s/ EDWARD GARDING
Edward Garding
President and Chief Executive Officer